                                  EXHIBIT 4(C)



                    DIVIDEND REINVESTMENT AND CLASS A COMMON
                              STOCK PURCHASE PLAN

                THE DIVIDEND REINVESTMENT AND CLASS A COMMON STOCK PURCHASE PLAN OF THE REGISTRANT DATED JANUARY 15, 1986, AND AMENDMENT NO. 1 THERETO DATED AS OF JUNE 10, 1986, FILED AS EXHIBIT 4(C) TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 33-07015), EFFECTIVE JULY 15, 1986, ARE INCORPORATED HEREIN BY REFERENCE.


                                    II-26